                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                        ______________________________

                                   FORM 8-K

                        ______________________________


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 21, 1997
                                                 ------------------------


                          ROTECH MEDICAL CORPORATION
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(Exact Name of Registrant as Specified in its Charter)

       Florida                      0-14003               59-2115892
------------------------------     -----------         -------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)             File Number)        Identification No.)


4506 L.B. McLeod Road, Suite F, Orlando, Florida                   32811
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:    (407) 841-2115
                                                    ----------------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 21, 1997, Integrated Health Services, Inc. ("IHS") acquired RoTech Medical Corporation ("RoTech") through merger of a wholly-owned subsidiary of IHS into RoTech (the "Merger"), with RoTech becoming a wholly-owned subsidiary of IHS.

     Under the terms of the Merger, holders of RoTech Common Stock received for each share of RoTech Common Stock 0.5806 of a share of IHS Common Stock (the "Exchange Ratio"), having a market value of $19.16 based on the $33.00 closing price of the IHS Common Stock on October 21, 1997, the effective date of the Merger. Options to purchase RoTech Common Stock ("RoTech Options") were converted at the closing into options to purchase IHS Common Stock based on the Exchange Ratio. IHS issued approximately 15,350,670 shares of IHS Common Stock in the Merger, and reserved for issuance approximately 1,841,663 shares of IHS Common Stock issuable upon exercise of RoTech Options. In addition, RoTech's outstanding 5 1/4% convertible subordinated debentures became convertible into approximately 2,433,000 shares of IHS Common Stock at a conversion price of $45.21 per share of IHS Common Stock.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  EXHIBITS.

          2. Agreement and Plan of Merger, dated as of July 6, 1997, among Integrated Health Services, Inc., IHS Acquisition XXIV, Inc. and RoTech Medical Corporation (incorporated herein by reference to Exhibit 2 to Current Report on Form 8-K dated July 6, 1997 of RoTech Medical Corporation).

                                      -2-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ROTECH MEDICAL CORPORATION


Date: November 5, 1997             By: /s/ W. Bradley Bennett
                                       ---------------------------------------
                                        Name:  W. Bradley Bennett
                                        Title: Executive Vice President--Chief
                                               Accounting Officer

                                      -3-
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                                 Exhibit Index

          2. Agreement and Plan of Merger, dated as of July 6, 1997, among Integrated Health Services, Inc., IHS Acquisition XXIV, Inc. and RoTech Medical Corporation (incorporated herein by reference to Exhibit 2 to Current Report on Form 8-K dated July 6, 1997 of RoTech Medical Corporation).

                                      -4-